UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

COUNTY BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-36808	39-1850431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 North Rapids Road, Manitowoc, WI		54221
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (920) 686-9998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 17, 2016, County Bancorp, Inc. declared a quarterly dividend of $0.05 per share of its common stock.  The dividend is payable on June 17, 2016 to shareholders of record on June 3, 2016.  A copy of the press release issued on May 17, 2016 announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601)and Instruction B.2 to this form.

Exhibit Number	Description
99.1	Press release dated May 17, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTY BANCORP, INC.

Date: May 18, 2016	By:	/s/ Mark A. Miller
Mark A. Miller
Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press release dated May 17, 2016

*	Filed herewith.